HYCROFT | NASDAQ | HYMC

Developing One Of North America's Largest Precious Metals Deposits

December 2025



hycroftmining.com

Disclaimer

Financial Projections

This presentation contains financial forecasts regarding certain financial metrics of the Company. These projections should not be relied upon as being necessarily indicative of future results. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, it has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Hycroft does not undertake any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) to provide comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Hycroft or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events, or developments that our management expects or anticipates will or may occur in the future are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths, and expansion and growth of our business. The words "estimate", "plan", "anticipate", "expect", "intend", "believe" "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to" and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company's business, cash flows, financial condition, and results of operations. Forward-looking statements include, but are not limited to (i) the Company's future exploration and development plans, including the anticipated commencement and scope of the 2025-2026 Exploration Drill Program; the potential expansion of high-grade silver systems at Brimstone, Vortex, and the Manganese area; results and integration of ongoing metallurgical and variability test work; the expected timing of a new technical report; the potential advancement of an oxide heap leach operation ahead of a full milling operation; capital allocation and the use of proceeds from the Company's recent public offering; anticipated results from drilling and exploration activities; and the Company's overall ability to operate a large-scale milling operation risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the intense competition within the mining industry; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents; the inherently hazardous nature of mining activities, including environmental risks; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; uncertainties related to obtaining or retaining approvals and permits from governmental regulatory authorities; cost of compliance with current and future government regulations, including environmental regulations; potential challenges to title in our mineral properties; uncertainties related to COVID-19 or any other potential pandemic; our insurance may not cover all risks associated with our business; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations regarding climate change; (iii) business-related risks including risks related to our ability to raise capital on favorable terms or at all; the loss of key personnel or our failure to attract and retain personnel; risks related to our substantial indebtedness, including operating and financial restrictions under existing indebtedness, cross acceleration and our ability to generate sufficient cash to service our indebtedness; the costs related to our land reclamation requirements; risks related to technology systems and security breaches; the transition away from the London Interbank Offered Rate ("LIBOR") could have an adverse impact on us; possible litigation as a result of a material weakness in our internal controls over financial reporting; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; (iv) risks related to our common stock and warrants, including volatility in the price of our common stock and warrants; risks relating to a potential dilution as a result of future equity offerings; risks relating to a short "squeeze" resulting in sudden increases in demand for our common stock; risks relating to information published by third parties about us that may not be reliable or accurate; risks associated with changes in interest rates; volatility in the price of our common stock could subject us to securities litigation; risks associated with our current plan not to pay dividends; risks associated with future offerings of senior debt or equity securities; risks related to delisting by Nasdaq; risks that warrants may expire worthless and that certain warrants are being accounted for as a liability; anti–takeover provisions could make a third-party acquisition of us difficult; and risks related to limited access to our financial information, as we have eleted to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies; and (v) risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies. These statements involve known and unknown risks, uncertainties, assumptions, and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Please see our "Risk Factors" set forth in our Annual Report on Form 10-K for the period ended December 31, 2024, our Quarterly Reports on Form 10-Q, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

No Offer or Sale of Securities

The information provided in this presentation pertaining to the Company is for general informational purposes only and is not a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell or hold such Company securities or as an offer to sell such Company securities.

No Representations or Warranties

This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Hycroft or any of its respective affiliates, directors, officers, employees, advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company nor any of its respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, its affiliates, directors, officers, employees, advisers or any other person makes any representation or warranty with respect to the accuracy of such information.

Industry and Market Data

In this presentation, the Company relies on and refers to information and statistics regarding Hycroft and certain of its competitors and other industry data. The information and statistics are from thirdparty sources, including reports by market researchfirms.

All dollar amounts are expressed in US dollars, unless otherwise stated.

Key Investment Highlights



Visible silver in core from Vortex

1. Substantial Gold and Silver Resource in Tier 1 Jurisdiction
2. New High-Grade Discovery + Exploration Upside
3. Advancing Technical Studies for Milling Operations
4. ~US$175M Cash and debt free (Dec. 12, 2025–see slide 36)
   Included in SILV and Solactive Global Silver Indices
5. Board, Management and Technical Team with Proven Track Record

HYCROFT

Gold and Silver Resources

Total Gold Resources

M&I Gold
10.6 M oz
0.401 g/t Au

Inferred Gold
3.4 M oz
0.389 g/t Au

Total Silver Resources

M&I Silver
361 M oz
13.68 g/t Ag

Inferred Silver
96 M oz
11.4 g/t Ag



*Source: Technical Report Summary, dated March 27, 2023.

Gold and Silver Eq Resources

Total Gold Eq Resources

M&I Gold
15.2 M oz
0.578 g/t Au

Inferred Gold
4.6 M oz
0.533 g/t Au

Total Silver Eq Resources

M&I Silver
1.181 B oz
44.85 g/t Ag

Inferred Silver
356 M oz
41.33 g/t Ag



*Source: Technical Report Summary, dated March 27, 2023.
*Gold and Silver Equivalent is calculated at a gold-to-silver ratio of 77.55:1 (based on $1900 gold and $24.50 silver)

HYCROFT

Stores of Value

Why invest in Gold?

- The original safe-haven asset
- Long-term store of value
- Hedge against inflation
- Preservation of wealth and portfolio diversification
- Gold is a finite resource with growing demand
- Central bank reserves are rising

Gold Average Monthly Price



Commodity Pricing - Gold
($/troy oz)
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
Apr-18
Aug-18
Dec-18
Apr-19
Aug-19
Dec-19
Apr-20
Aug-20
Dec-20
Apr-21
Aug-21
Dec-21
Apr-22
Aug-22
Dec-22
Apr-23
Aug-23
Dec-23
Apr-24
Aug-24
Dec-24

Why invest in Silver?

- Historically used as a store of value
- Dual role as a precious and industrial metal (~50/50)
- Second most-used commodity (oil is first)
- Increasing demand from green energy technologies (solar, EVs)
- Limited supply to satisfy this demand
- Strong gold-to-silver ratio trending higher

Silver Average Monthly Price



Commodity Pricing - Silver
($/troy oz)
$33.00
$30.00
$27.00
$24.00
$21.00
$18.00
$15.00
$12.00
Apr-18
Aug-18
Dec-18
Apr-19
Aug-19
Dec-19
Apr-20
Aug-20
Dec-20
Apr-21
Aug-21
Dec-21
Apr-22
Aug-22
Dec-22
Apr-23
Aug-23
Dec-23
Apr-24
Aug-24
Dec-24



HYCROFT

A World-Class Asset and Team

Tier 1 Jurisdiction

One of the world's largest gold and silver deposits in a Tier I Jurisdiction

High-Grade Silver

Two new high-grade silver discoveries represent a significant new value driver for the Hycroft Mine

Significant Upside

Significant upside potential – less than 10% of the land position has been explored and new discoveries being made

Well-Advanced

Development well-advanced compared to peers with significant infrastructure on site and permitting in place

Production-oriented

Completing engineering work for next phase of commercial operations

Safety Record

Award-winning safety record: Hycroft has maintained a TRIFR and LTI of 0.00 for more than two and a half consecutive years.

Cash Position

~$175 M unrestricted + $22.4 M restricted and debt-free [1]

Proven Leadership

Executive leadership team with proven track record of successful project development

1. As of December 12, 2025 – see slide 36

HYCROFT

The Team

Mine Finders and Mine Builders

DIANE **GARRETT**
PRESIDENT & CEO

Formerly with Romarco Minerals, US Global Investors

ALEX **DAVIDSON**
VP EXPLORATION

Formerly with Nevada Gold Mines, Newmont Mining

STAN **RIDEOUT**
EXECUTIVE VICE PRESIDENT & CFO

Formerly with Romarco Minerals, Phelps Dodge Corp.

LILY **HE**
VP FINANCE & TREASURY

Formerly with OceanaGold, Romarco Minerals, Globe Star Mining

REBECCA **JENNINGS**
SVP & GENERAL COUNSEL

Formerly with Newmont, Allied Nevada

DAVID **THOMAS**
SVP & GENERAL MANAGER

Formerly with Romarco Minerals, Oceana Gold Corp.

On-site Team:

Technical Services Manager – Sean Stenson

Exploration Manager – Justin Davenport

Process Manager – Olivier Pauni

Mine Manager – Brad Orr

Director, Technical Studies – Scott McDaniel

Our management team comprises some of the brightest minds in the industry, many of whom were formerly with Romarco Minerals where we grew the company from a market cap of $20 million to over $1 billion.

By applying the same principles, we are aiming to do the same at Hycroft.

DIANE **GARRETT**
PRESIDENT & CEO


HYCROFT

HYCROFT

2026 Catalysts

Final Metallurgical Recoveries on POX	Complete PEA / PFS with Economics and Updated Resource	Assess Restart of Heap-Leach Operation Prior to Milling Operation	Exploration Drill Program on 2 High-Grade Silver Systems	Maintain Safety and ESG Performance
1Q-26	1Q-26	1H-26	Ongoing	

HYCROFT

Our Approach

Develop Untapped Potential

- Expand recent high-grade discoveries
- Evaluate new potential underground opportunity

Advance Towards Production

- Complete technical studies for sulfide milling operation
- Finalize Roaster vs POx trade-off studies

Uncover District Potential

- 64,000-acre land package – only 10% explored
- Ongoing exploration to identify new targets beyond the current resource

Operational Excellence

- Committed to outstanding safety performance
- Strong company culture focused on delivering value to stakeholders

HYCROFT

Nevada

A Premier Mining Jurisdiction

- Nevada leads the nation with the largest mining program in lower 48 states
  - > 30 Operating gold and silver mines
  - > 195 Approved mining plans of operation
  - > 280 Active exploration permits
- Nevada is a significant producer of gold and silver
- Strong ethic towards effective and successful reclamation projects
- Favorable mining jurisdiction
- Excellent infrastructure
- Accessible labor / contractors
- Mining is second largest industry after gaming


HYCROFT
Hycroft Mine
- Thacker Pass
Winnemucca
-Getchell Mine
- Midas Mine
Twin Creeks Mine
- Jerritt Canyon
- Meikle / Goldstrike Mine
- Betze-Post / Goldstrike Mine
- Lone Tree Mine
Elko
- Florida Canyon Mine
- Battle Mountain Complex
- Marigold Mine
- Cortez Mine
- Rochester Mine
Reno
Tesla Giga Facory
- Rawhide Mine
- Bald Mountain Mine
- Ruby Hill Mine
- Round Mountain Mine
N E V A D A
- Gold / Silver Projects
- Lithium Projects
- TLC Project
- Silver Peak Mine
- Clayton Valley
- Ioneer Project
CANADA
U.S.A.
N
0
50 Miles
Las Vegas

Hycroft

A World-Class Asset

- Among the world's largest precious metals deposits
- Heap leach operations (1980s to 2021)
- Adjacent to past producing high-grade Rosebud mine
- Extensive infrastructure on-site
- Permitted for heap leach and milling operations
- De-risked and ahead of other developers
- Large untapped district-scale land package
  - Over 64,000 acres
  - less than 10% explored



Property Overview


Union Pacific
Rail Line *(active)*
Jungo Road
(Nevada State Route 49)
12 Miles (19.3 Km)
13.4 Miles (21.6 Km)

- Land package is over 64,000 acres (25,900 hectare)
- Resource area comprises less than 10% of the land package
- Resource remains open in all directions and at depth

Legend	
Hycroft Claims	
Resource Area	
Claims not owned by Hycroft	
50/50 Owned with Hecla	

HYCROFT

Current Infrastructure


Lab

- Onsite lab, admin, maintenance, truck shop, warehouse



- Crusher and conveyor belt circuit

Current Infrastructure


Site Overview
Clarifier & Zinc Cementation
Precipitate
Refinery

- ❑ Merrill-Crowe facility



- ❑ New leach pad
  (permitted and available for ore loading)

Focus for 2025

Operational Excellence

Technical Report with Economics

HYCROFT

District Targets

Expansion of High-Grade Silver Systems

ESG

TRIFR 0.00 and over 1.4 Million Incident Free Man-hours

Environmental

- Climate Change
- Greenhouse gas (GHG) emissions
- Energy management
- Climate risks
- Water Management
- Waste Management
- Biodiversity

Social

- Diversity & Equal Opportunity
- Labor Relations
- Health and safety
- Emergency preparedness
- Working conditions
- Diversity and inclusion
- Human rights
- Community engagement

Governance

- Ethical standards
- Transparency
- Communication
- Board diversity and governance
- Anticorruption
- Shareholder rights
- Taxation

"At Hycroft, we are committed to conducting our business in a manner that prioritizes ESG principles."

–Diane Garrett

See Hycroft Website for ESG Report

Positive Metallurgical Results

Flotation Gold and Silver Recoveries


Flotation Gold and Silver Recoveries
100.0
95.0
90.0
85.0
80.0
75.0
70.0
Gold Recovery (%)
Gold
98.9
92.9
89.2
85.3
74.0
89%
Silver
99.9
97.0
94.7
90.9
82.1
93%
Recovery values from 2023 Hycroft Technical Report*
pH = 4.7
Grind Size < 85u
24-minute Conditioning
Mass Pull > 20%

* Hycroft Property Initial Assessment Technical Report Summary with an effective date of March 27, 2023

KEY HIGHLIGHTS

- Statistically significant improvement in gold and silver recoveries
- Statistical reduction in variability
- Results are consistent and repeatable across:
  - Formation
  - Depth
  - Domain
  - Geochemistry
  - Silicification
  - Grade
- 219 Variability Samples, including duplicate and triplicate samples
- Samples from each geologic domain

2025-2026 Drill Program

- 14,500 meters of core drilling
- Two core drill rigs
- Target expansion of high-grade silver systems at Vortex and Brimstone





HYCROFT

Bird's Eye View

- Resource area comprises less than 10% of our land package
- Resource remains open in all directions and at depth



+50000 N
+45000 N
+40000 N
+35000 N
+10000 E
+15000 E
+20000 E
+25000 E
Bay
Brimstone
Vortex
Camel
Open
Open
Open
Open

Brimstone-Vortex Overlook



Looking NW from overlook
Distance in meters
Extends 150m west into Porter Pit
Vortex
A
A'
Brimstone
Section Line







Camel Pit
Porter Pit
Brimstone Pit
A
A'
Vortex zone
Brimstone zone
670m
2024 Drill Program





H24D-6010
1,094 ft
1.58 g/t Au
20,260 g/t Ag



H24D-6010
1,119.5 ft
2.88 g/t Au
10,211 g/t Ag

- 6 Thin Sections made
- Fine grained qtz textures observed
- No electrum identified
- **Ag:Au ratio ~600:1**
- **Main Phase Ag minerals**
  - Selenostephanite
  - Miargyrite
- **Inclusion**
  - Argentotetrahedrite
  - Naumannite
  - Mercury
  - Sphalerite

Vortex – Hosted in the Kamma formation rhyolites, dominant alteration is silicification. Mineralization occurs within narrow (<1cm) veins as well as very fine grained disseminated Pyrite with lesser fine grained Ag sulfides within the matrix of the brecciated volcaniclastics.

Brimstone – Hosted in the Kamma formation rhyolites, dominant alteration is likely smectite-illite-celadonite (green) within the host rock matrix . Mineralization is concentrated within and directly associated with abundant quartz, quartz kaolinite veins that vary in thickness from 1cm to greater than 15cm.

- 6 thin sections made
- Fine grained qtz textures observed
- **Ag:Au ratio ~1,600:1**
- **Main Phase Ag minerals**
  - Naumannite
  - Selenostephanite
  - Argentotetrahedrite
- **Inclusion**
  - Chalcopyrite
  - Clausthalite
  - Galena

HYCROFT

High Grade Trends

- New High-Grade Silver and Gold Mineralization Trends

- High-Grade mineralization remains open along trends and at depth

- Open Pit and Underground Optionality



Bay
Brimstone
Vortex
Camel

Visible Silver in Core

- HD24_6010 from Brimstone
  - 18.2 meters of 1,987.35 g/t Ag
- Large zones of visible silver
- 0.9m @ 10,289 g/t Ag
- 0.3m @ 20,280 g/t Ag




UNITED STATES OF AMERICA
LIBERTY
QUARTER DOLLAR



2024 Drill Highlights - Brimstone

Location	Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE Ag (g/t)	Au (g/t)	AuEQ (g/t)
Brimstone	**H23R-5753** [1]	**274.3**	**359.7**	**85.3**	**534.29**	**0.23**	**7.12**
	including	285.0	324.6	39.6	1,019.28	0.26	13.40
	also including	317.0	321.6	4.6	4,974.00	0.56	64.70
Brimstone	**H23R-5760** [1]	**224.0**	**355.1**	**131.1**	**213.34**	**0.34**	**3.09**
	including	281.9	323.1	41.1	635.91	0.47	8.67
	also including	294.1	306.3	12.2	1,554.25	0.48	20.52
Brimstone	**H23R-5771** [1]	**144.8**	**297.7**	**152.9**	**142.61**	**0.32**	**2.16**
	including	216.0	273.8	57.7	357.15	0.29	4.90
	also including	256.0	260.2	4.2	3,806.78	0.58	49.67
Brimstone	**H23C-5790** [2]	**323.6**	**343.8**	**20.2**	**869.90**	**0.40**	**11.62**
	including	329.3	329.6	0.3	11,933.00	2.07	155.95
	including	332.8	333.1	0.3	26,745.00	1.22	346.09
Brimstone	**H24D-6010** [4]	**328.4**	**346.6**	**18.2**	**1,987.35**	**0.35**	**25.98**
	including	331.0	332.8	1.8	2,612.33	0.11	33.79
	including	333.4	335.8	2.5	4,683.70	0.33	60.72
	also including	333.4	333.7	0.3	20,280.00	0.41	261.92
	including	340.2	341.1	0.9	10,289.00	0.72	133.39
	including	341.1	341.4	0.3	15,211.00	0.64	196.78
Brimstone	**H24D-6018** [5]	**306.6**	**327.9**	**21.2**	**2,359.68**	**0.38**	**30.81**
	including	317.4	324.7	7.3	6,278.23	0.59	81.55
	also including	317.4	317.6	0.2	80,017.00	1.62	1,033.42

1. Drill results announced in news release dated November 16, 2023
2. Drill results announced in news release dated January 9, 2024
4. Drill results announced in news release dated October 24, 2024
5. Drill results announced in news release dated January 14, 2025



HYCROFT

2024 Drill Highlights - Vortex

Location	Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE Ag (g/t)	Au (g/t)	AuEQ (g/t)
Vortex	**H23D-6001** [3]	**383.2**	**507.5**	**124.4**	**102.6**	**0.95**	**2.3**
	including	451.7	452.0	0.3	4,170.0	0.03	53.8
	including	498.2	507.0	8.9	475.6	0.31	6.4
	also including	498.2	498.8	0.7	1,700.0	0.42	22.3
	also including	504.6	506.0	1.4	1,538.8	0.34	20.2
Vortex	**H24D-6002** [3]	**357.3**	**458.2**	**100.9**	**100.6**	**0.38**	**1.7**
	including	440.4	445.0	4.6	1,066.5	1.59	15.3
	including	441.9	442.4	0.5	3,310.0	5.90	48.6
Vortex	**H24D-6005** [3]	**254.4**	**476.9**	**222.4**	**32.4**	**0.45**	**0.9**
	including	385.2	386.9	1.7	1,155.3	0.94	15.8
	including	537.4	537.6	0.3	6,260.0	0.06	80.8
	including	341.1	341.4	0.3	15,211.0	0.64	196.8
Vortex	**H24D-6007** [3]	**468.4**	**537.8**	**69.4**	**108.38**	**0.57**	**1.97**
	including	513.2	513.7	0.5	1,430.00	1.20	19.64
	including	536.3	537.8	1.5	960.00	4.80	17.18

3. Drill results announced in news release dated October 03, 2024


HYCROFT

High Grade Trends (Brimstone)


B
B'
365m

- Grade shell based on 10ft x 10ft x 10ft block model


B
B'
A
A'

HYCROFT

High Grade Trends (Vortex)



A
A'
210m
600m

- *Grade shell based on 10ft x 10ft x 10ft block model*



B
B'
A
A'

HYCROFT

Conceptual Underground Access


425m
275m
Brimstone
950m
Vortex
MAPTEK Vulcan

Brimstone Geophysics



L4525200N
L4524800N
L4524400N
Brimstone
Central
Vortex
Wild Rose
True
Mine Grid
Scale: 1:10,000



B
Chargeability section looking NE
B'
WR detach
1130 m
Range
West
Central
Break
Albert
Foothill
East
Vortex
Headwall
Wild Rose
0 m
380 m
760 m
1140 m
1520 m

HYCROFT

Brimstone Geophysics



Southern IP Line
Middle IP Line
Northern IP Line
Resistivity
Chargeability
Feeder Zone
Brimstone
Brimstone

HYCROFT

Brimstone Geophysics (Middle IP Line)


356080
356380
356680
356980
357280
357580
357880
358180
358480
358780
359080
359380
359680
359980
360280
360580
360880
361180
361480
361780
1800
1650
1500
1350
1200
1050
900
750
600
450
300
150
0
-150
Brimstone Pit
Potential Feeder
Altered Intrusive Body

Potential High-Grade Extensions


Bay
Brimstone
Camel
Vortex
High-grade
High-grade
Wildrose

- Extensive surface mapping
- Soils geochemistry
- Induced Polarity Geophysics
- High Resolution drone imaging of the high walls and high wall mapping
- All indicating additional strong mineralization trends to the east and northeast following newly identified structural trends

Targets Outside of Resource

- **Testing high priority exploration targets outside the currently known resource**
- **Improving understanding of the mineralization controls for the Hycroft system and beyond**
- **Entirety of land package and historical data provides incredible insight into structural intersections of mineralization**


Resource Area
Wildrose Target
Chance Target
Rosebud Mine
School Bus Target
Oscar Target

Bridge to Technical Report

- *PFS – FS*
- *Construction*
- *Production*

PEA with Economics (1Q2026)

- 2024 Drill Results
- Initial Mine Plan
- Launch 2025 Drill Program on High-Grade

- Benchtop Roaster Testing
- Capital Equipment Selection
- Operating Cost Assessment

- ✓ Site Layout Designs
- ✓ Tailing Storage Facility
- ✓ Reagent Selection

- ✓ Flotation Development
- ✓ Benchtop Autoclave Testing (POx)

- ✓ Mineral Resource
- ✓ Geotechnical Assessments
- ✓ Stockpile Designs
- ✓ Crush & Grinding Studies
- ✓ Variability Studies



HYCROFT

2026 Catalysts

Catalyst	Timing
Final Metallurgical Recoveries on POX	1Q-26
Complete PEA / PFS with Economics and Updated Resource	1Q-26
Assess Restart of Heap-Leach Operation Prior to Milling Operation	1H-26
Exploration Drill Program on 2 High-Grade Silver Systems	Ongoing
Maintain Safety and ESG Performance	

HYCROFT

Capitalization & Ownership

Capital Structure

Share Price [1] – HYMC (NASDAQ)	$13.07
52-Week range [1]	$1.99 - $14.34
Shares Outstanding [2]	81.3 M
Fully Diluted [2]	100.1 M
Market Capitalization [1 / 2]	$1.09 B
Average Daily Volume [1]	1,682 K
Unrestricted Cash [3]	$175 M
Debt [4]	$NIL

1. As of close on December 15, 2025, as reported by Nasdaq
2. Includes issued and outstanding shares as of December 15, 2025
3. As of December 12, 2025
4. All debt was repaid on October 15, 2025

Ownership Summary

Holders	Ownership
Eric Sprott* **BlackRock Investment Management LLC (UK)** **Tribeca Investment Partners** **Schroder Investment Management LTD.** **Franklin Equity Group**	56.8%
Libra Advisors LLC **APAC Resources Limited** **Regal Funds Management Pty, Ltd.** **Helikon Investments Limited** **Other Institutional + Insiders**	24.9%

****2176423 Ontario Ltd. and its wholly owned subsidiary Sprott Mining Inc.***

HYCROFT

HYCROFT | NASDAQ | HYMC

For more information

info@hycroftmining.com

HYCROFT | NASDAQ | HYMC

Appendix



hycroftmining.com

Board of Directors

THOMAS **WENG**
CHAIRMAN

Co-Founding Partner, Alta Capital Partners; formerly with Deutsche Bank

DIANE **GARRETT**
PRESIDENT & CEO

Formerly with Romarco Minerals, US Global Investors

STEPHEN **LANG**
INDEPENDENT DIRECTOR

Formerly with Centerra Gold Inc., Stillwater Mining Company, Barrick Goldstrike, Rio Algom Ltd, Kinross Gold/Amax Gold, Santa Fe Pacific Gold

MICHAEL **HARRISON**
INDEPENDENT DIRECTOR

Managing Partner, Sprott Streaming and Royalty Fund; formerly with Sprott Resource Holdings, Inc., Adriana Resources Inc., Coeur Mining Inc.

DAVID **NACCARATI**
INDEPENDENT DIRECTOR

Independent consultant; formerly with Cupric Canyon Capital, LLC, Phelps Dodge Corporation

SEAN **GOODMAN**
INDEPENDENT DIRECTOR
(AMC BOARD APPOINTEE)

CFO, AMC Entertainment; formerly with Asbury Automotive, Home Depot, Morgan Stanley

MARNI **WIESHOFER**
INDEPENDENT DIRECTOR

Formerly with Houlihan Lokey, Lionsgate Entertainment, PwC

Mineral Resources

Classification	Approximate Cutoff, Equiv Gold gm/t	Ktonnes	Gold gm/tonne	Silver gm/tonne	Sulfide Sulfur%	Contained Ounces Gold Ozs x1000	Contained Ounces Silver Ozs x 1000
Heap Leach Resources							
Measured	0.07	85,424	0.274	5.72	2.14	753	15,725
Indicated	0.07	54,206	0.250	4.32	1.78	436	7,529
Meas + Ind	0.07	139,630	0.265	5.17	2.00	1,189	23,254
Inferred	0.07	41,838	0.250	4.86	1.62	337	6,549
Flotation Mill + Concentrate Treatment by POX and Cyanide Leach							
Measured	0.34	365,361	0.445	17.09	1.78	5,236	200,965
Indicated	0.34	314,171	0.411	13.49	1.58	4,156	136,445
Meas + Ind	0.34	679,532	0.429	15.43	1.69	9,391	337,410
Inferred	0.34	226,341	0.414	12.29	1.52	3,019	89,568
Combined Mineral Resources, Leach Plus Mill							
Measured	0.07 - 0.34	450,785	0.413	14.93	1.85	5,989	216,690
Total Indicated	0.07 - 0.34	368,377	0.387	12.14	1.61	4,592	143,974
Total Meas + Ind	0.07 - 0.34	819,162	0.401	13.68	1.74	10,581	360,664
Total Inferred	0.07 - 0.34	268,179	0.389	11.14	1.54	3,356	96,117

**Source: Technical Report Summary, dated March 27, 2023.

Mineral resources based on metal prices of $1,900/oz Au and $24.50/oz Ag

Cutoffs are income – process cost = NPR = NSR – Process OpEx

Numbers may not match exactly due to rounding

Mineral resources are contained within a computer-generated optimized pit

All units are metric. Gold and silver grades are in grams / metric ton

Resource Estimation Parameters

Assumptions:		
	Unit of measure	Value
Gold price	$/oz	$1,900
Silver price	$/oz	$24.50
Mining cost, base*	Per ton material moved	$1.45
Mill Process Recoveries:		
Flotation recovery – gold	% of AuFA	80.0%
Flotation recovery – silver	% of AgFA	80.0%
Flotation recovery – sulfide	% of sulfide sulfur	80.5%
Mass pull	%	14.0%
Concentrate leach recovery	%	95.0%
Overall recovery, mill	%	76.0%
ROM Leach Recoveries:		
Gold (oxide, transition & sulfide)	% of AuCN	75.0%
Silver (oxide, transition & sulfide)	% of AgFA	12.2%

**Source: Technical Report Summary, dated March 27, 2023.

Process costs:		
Comminution	Per ton of feed to float plant	$3.99
Flotation	Per ton of feed to float plant	$3.68
Process (fixed costs)	Per ton of feed to float plant	$0.51
Leach, CCD, Detox (fixed costs)	Per ton of feed to float plant	$0.43
Total Mill Cost	Per ton of feed to float plant	$8.61
ROM Leach (Oxide)	Per ton of feed to ROM Leach	$2.75
ROM Leach (Transitional & Sulfide)	Per ton of feed to ROM Leach	$3.15
Mine Site G&A	Per ton of feed	$0.44
Flotation Concentrate Treatment Costs:		
Assumed sulfide grade in feed	%	1.80%
Ton sulfide sulfur/ton concentrate	Ton/ton	0.1093
Consumable unit cost/ton sulfur	$/ton sulfide sulfur in concentrate	$339.07
POX consumable cost per ton	$/ton concentrate	$27.74
Total POX treatment cost	$/ton concentrate	$14.11
Total POX treatment cost	$/ton of ore	$4.24
Total Process Costs (at avg sulfide sulfur):		
Mill + Concentrate POX + G&A	$/ton ore flotation	$14.83
ROM leach + G&A (oxide)	$/ton of ore to ROM leach	$3.19
ROM leach + G&A (transition & sulfide)	$/ton of ore to ROM leach	$3.59

HYCROFT

Metallurgical Results

Purpose

- Identify flotation operating parameters to maximize gold and silver recovery using over 200 selected drill hole samples that are representative of multiple mining stages through the Hycroft ore body.

Program

- 219 Variability Samples, including 30 duplicate and 15 triplicate samples (singular data points)
- Sample set represents:
  - Seven mine pits
  - Four primary alteration mineral assemblages correlated with silicification and RME (R-scale)
  - Three subordinate vein characteristics
  - Full range of gold, and silver head grades
  - Variations in sulfide sulfur levels
- Flotation Variables
  - Grind size (P80) and Grind time (minutes)
  - Mill pH received and adjusted
  - Reagent additions (Potassium Amyl Xanthate (PAX), Lead Nitrate (Pb(NO3)2), Frother, and Sulfuric Acid)
  - Conditioning Time (minutes) and Mass Pull (%)
  - % Solids